SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549

                              FORM 8-K/A

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


                             JUNE 20, 1997
                           ----------------
                           (Date of Report)


                     GLOBAL MED TECHNOLOGIES, INC.
         -----------------------------------------------------
        (Exact Name of Registrant as specified in its charter)



                               COLORADO
             ---------------------------------------------
            (State or other jurisdiction of incorporation)


         0 - 22083                           84-1116894
     ------------------------------------------------------------
     (Commission File Number) (IRS Employer Identification Number)


          12600 WEST COLFAX, SUITE A-500, LAKEWOOD, CO  80215
      -----------------------------------------------------------
      (Address of principal executive offices including zip code)


                            (303)  238-2000
          ---------------------------------------------------
          (Registrant's telephone number including area code)


                            NOT APPLICABLE
     ------------------------------------------------------------
     (Former name or former address, if changed since last report)



        This report consists of 10 sequentially numbered pages.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
---------------------------------------------

     On June 20, 1997, Global Med Technologies, Inc. ("the Company") entered into a letter of intent with National Medical Review Offices, Inc. ("NMRO") which provides, subject to the approval of the shareholders of the Company and the satisfaction of certain other conditions, that the Company will sell its DataMed International Division ("DataMed Division") to NMRO. The letter of intent provides that NMRO will (i) pay the Company $1.2 million in cash, $600,000 of which is to be deposited into an escrow account with a bank by June 27, 1997, (ii) assume capital lease obligations in the approximate amount of $500,000, (iii) assume accounts payable and accrued expenses related to the DataMed Division as of June 30, 1997, which were approximately $410,000 and $590,000, respectively, as of June 18, 1997 and (iv) be assigned accounts receivable related to the DataMed Division at June 30, 1997, which were approximately $900,000 as of June 18, 1997.

     The letter of intent provides that NMRO will assume the operations of
the DataMed Division, effective June 30, 1997.   The contracts pursuant to
which the DataMed Division performs substance abuse testing for its customers are not assignable. Therefore, the Company has agreed to encourage the DataMed Division's customers to enter into new substance abuse testing contracts with NMRO, and to use its best efforts to facilitate customers' transfer to NMRO. There will be no adjustment in the purchase price to be paid to the Company, however, in the event current DataMed Division customers do not enter into new substance abuse contracts with NMRO.

     It is anticipated that most of the employees of the DataMed Division will be employed by NMRO, and the letter of intent provides that NMRO will assume the accrued payroll and vacation pay related to these employees. Among the employees who would become employees of NMRO is Bart K. Valdez, who is currently the acting Chief Financial Officer of the Company, as well as the Director of Operations of the DataMed Division.

     The terms of the agreement with NMRO resulted from arm's length negotiations between representatives of the Company and representatives of NMRO.

     Consummation of the transaction is dependent upon preparation and execution of a definitive asset purchase and sale agreement, completion of NMRO's due diligence, approval of the Company's shareholders and various other conditions. The final agreement will also include the Company's agreement not to compete with NMRO in the substance abuse testing business and to maintain the confidentiality of trade secrets of that business.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) and (b)  Financial Statements:  continued on page 3.

 Unaudited Pro Forma
 Consolidated Financial Information                   Page of this Report

     Unaudited Pro Forma Consolidated Balance Sheet
     at March 31, 1997                                          5

     Unaudited Pro Forma Consolidated Statements of
     Operations for the three months ended March 31, 1997
     and for the year ended December 31, 1996                   7

     Notes to Unaudited Pro Forma Consolidated
     Financial Information                                      9

                      Global Med Technologies, Inc.
         Unaudited Pro Forma Consolidated Financial Information
                              Introduction


     The following unaudited pro forma consolidated balance sheet and consolidated statements of operations (collectively, the "Unaudited Pro Forma Consolidated Financial Information") illustrate the effect of the disposition of the DataMed International Division ("DataMed Division"). The Unaudited Pro Forma Consolidated Statements of Operations present the results of Global Med Technologies, Inc. and its two divisions (collectively the "Company") for the three months ended March 31, 1997 and for the year ended December 31, 1996 as if the disposition occurred on December 31, 1996 and December 31, 1995, respectively. The Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1997 presents the financial position of the Company as if the disposition had occurred on March 31, 1997.


     The Unaudited Pro Forma Consolidated Financial Information is presented for illustrative purposes only, and does not purport to represent what the Company's financial position or results of operations would have been had the transaction described in fact occurred on the dates indicated above or to represent the Company's financial position or results of operations as of or for the six months ended June 30, 1997 or for any other future date or period. Based on preliminary estimates, management anticipates that the pro forma financial information as of and for the six months ended June 30, 1997 will not be consistent with the accompanying Unaudited Pro Forma Financial Information due to the expected continued losses of the DataMed Division for the three months ended June 30, 1997 and due to the anticipated decrease in software and related revenue expected from the Company's Wyndgate division during the three months ended June 30, 1997.

     Statements in this Current Report on Form 8-K that are not strictly historical are "forward-looking" statements within the meaning of the Safe Harbor provisions of the federal securities laws. Forward-looking statements involve risks and uncertainties, including, but not limited to, continued acceptance of the Company's products and services in the market place, competitive factors, new products and services in the marketplace, competitive factors, new products and technological changes, the Company's dependence upon third party suppliers and other risks detailed from time to time in the Company's form 10-K and other regularly filed reports.

     The following Unaudited Pro Forma Consolidated Financial Information should be read in conjunction with the audited consolidated financial statements and the notes thereto contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1996. Additional information regarding factors that could potentially affect the Company or its financial results may be included in the Company's other filings with the Securities and Exchange Commission.

                     GLOBAL MED TECHNOLOGIES, INC.
                          UNAUDITED PRO FORMA
                      CONSOLIDATED BALANCE SHEET
                            (IN THOUSANDS)



                                         HISTORICAL                      PRO FORMA
                                        BALANCE SHEET   PRO FORMA       BALANCE SHEET
                                        MARCH 31, 1997  ADJUSTMENTS     MARCH 31, 1997
                                        --------------  -----------     --------------
Assets
   Current Assets:
     Cash and cash equivalents          $   6,219      $   1,200 (a)     $   7,419

     Accounts receivable-trade, net of
       allowance for uncollectible
       accounts of $220 at
       March 31, 1997                       1,195           (894)(b)           301

     Unbilled revenues, net of allowance
       for uncollectible accounts of
       $150 at March 31, 1997                 804            (75)(b)           729

     Prepaid expense and other assets         140             (3)(b)           137
                                       ----------     ----------        ----------

Total current assets                        8,358            228             8,586

Equipment and fixtures, at cost:

   Furniture and fixtures                     197           (128)(b)            69

   Machinery and equipment                    390           (225)(b)           165

   Computer hardware and software           1,334           (647)(b)           687
                                       ----------     ----------        ----------

                                            1,921         (1,000)              921

   Less accumulated depreciation and
     amortization                            (669)           369 (b)          (300)
                                       ----------     ----------        ----------

                                            1,252           (631)              621

Capitalized software development
     costs, less accumulated
     amortization of $223 at
     March 31, 1997                           316            ---               316
                                       ----------     ----------        ----------

Total assets                           $    9,926     $     (403)       $    9,523
                                       ==========     ==========        ==========


SEE NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                     GLOBAL MED TECHNOLOGIES, INC.
                          UNAUDITED PRO FORMA
                CONSOLIDATED BALANCE SHEET (CONTINUED)
               (IN THOUSANDS, EXCEPT PAR VALUE AMOUNTS)



                                        HISTORICAL                        PRO FORMA
                                       BALANCE SHEET    PRO FORMA       BALANCE SHEET
                                       MARCH 31, 1997   ADJUSTMENTS     MARCH 31, 1997
                                       --------------   -----------     --------------
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

   Accounts payable                    $    1,331      $    (997)(b)    $      334

   Accrued expenses                         1,225           (550)(b)           675

   Accrued payroll                            283            (91)(b)           192

   Accrued compensated absences               415            (40)(b)           375

   Noncompete accrual                         150            ---               150

   Unearned revenue                         1,582            ---             1,582

   Short-term debt                             39            ---                39

   Notes payable (including $50 to
    related parties at March 31, 1997)        324            ---               324

   Current portion of capital lease
    obligations                               437           (232)(b)           205
                                       ----------     ----------        ----------

Total current liabilities                   5,786         (1,910)            3,876

Capital lease obligations, less current
 portion                                      605           (313)(b)           292

Commitments and contingencies

   Stockholders' equity:
     Preferred stock, $.01 par value:
     Authorized shares - 10,000
     None issued or outstanding               ---            ---               ---
   Common stock, $.01 par value:
     Authorized shares - 40,000
     Issued and outstanding shares -
     7,909 at March 31, 1997                   79            ---                79

   Additional paid-in capital              12,745            ---            12,745

   Accumulated deficit                     (9,289)         1,820 (c)        (7,469)
                                       ----------     ----------        ----------

Total stockholders' equity                  3,535          1,820             5,355
                                       ----------     ----------        ----------

Total liabilities and stockholders'
 equity                                $    9,926     $     (403)       $    9,523
                                       ==========     ==========        ==========



SEE NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                      GLOBAL MED TECHNOLOGIES, INC.
                           UNAUDITED PRO FORMA
                  CONSOLIDATED STATEMENTS OF OPERATIONS
                FOR THE THREE MONTHS ENDED MARCH 31, 1997
           (IN THOUSANDS, EXCEPT PER COMMON SHARE INFORMATION)



                                        HISTORICAL                       PRO FORMA
                                         MARCH 31,     PRO FORMA         MARCH 31,
                                           1997        ADJUSTMENT          1997
                                       ------------    ----------       -----------
Revenue:

   Drug testing and other              $    1,418     $  (1,418)(d)     $     -
   Software sales and consulting            1,000           -                1,000
   Hardware and software, obtained
     from vendors                             170           -                  170
                                       ----------     ----------        ----------

TOTAL REVENUE                               2,588         (1,418)            1,170

Cost of revenue and product development     1,533         (1,089)(d)           444
                                       ----------     ----------        ----------

Gross Profit                                1,055           (329)              726

Operating Expenses:

   Payroll and other                          818           (322)(d)           496
   General and administrative                 418           (181)(d)           237
   Sales and marketing                        609           (175)(d)           434
   Research and development                   507            (78)(d)           429
   Provision for doubtful accounts             84            (14)(d)            70
   Depreciation and amortization              129            (69)(d)            60
                                       ----------     ----------        ----------

LOSS FROM OPERATIONS                       (1,510)           510            (1,000)

Interest (Expense) Income, net                 (8)            22 (d)            14
Other                                         (79)           -                 (79)
                                       ----------     ----------        ----------

Loss before provision for income taxes     (1,597)           532            (1,065)
Provision for income taxes                    -              -                 -
                                       ----------     ----------        ----------

NET LOSS                               $   (1,597)    $      532        $   (1,065)

NET LOSS PER COMMON SHARE              $    (0.26)    $     0.09        $    (0.17)

Common shares used in computing
   net loss per common share                6,203          6,203             6,203


SEE NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                      GLOBAL MED TECHNOLOGIES, INC.
                           UNAUDITED PRO FORMA
                  CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE YEAR ENDED DECEMBER 31, 1996
           (IN THOUSANDS, EXCEPT PER COMMON SHARE INFORMATION)



                                         HISTORICAL                       PRO FORMA
                                        DECEMBER 31,   PRO FORMA         DECEMBER 31,
                                           1996        ADJUSTMENT            1996
                                       -------------   ----------       -------------
Revenue:

   Drug testing and other              $    6,458     $   (6,458)(d)    $      -
   Software sales and consulting            3,648            -               3,648
   Hardware and software, obtained
     from vendors                             928            -                 928
                                       ----------     ----------        ----------

TOTAL REVENUE                              11,034         (6,458)            4,576

Cost of revenue and product development     6,470         (4,587)(d)         1,883
                                       ----------     ----------        ----------

Gross Profit                                4,564         (1,871)            2,693

Operating Expenses:

   Payroll and other                        2,724         (1,200)(d)         1,524
   General and administrative               1,528           (604)(d)           924
   Sales and marketing                      1,803           (900)(d)           903
   Research and development                 1,865           (327)(d)         1,538
   Provision for doubtful accounts            107            (88)(d)            19
   Depreciation and amortization              470           (308)(d)           162
                                       ----------     ----------        ----------

LOSS FROM OPERATIONS                       (3,933)         1,556            (2,377)

Interest (Expense) Income, net               (293)           109 (d)          (184)
Other                                        (266)            16 (d)          (250)
                                       ----------     ----------        ----------

Loss before provision for income taxes     (4,492)         1,681            (2,811)
Provision for income taxes                    -                -               -
                                       ----------     ----------        ----------

NET LOSS                               $   (4,492)    $    1,681        $   (2,811)


NET LOSS PER COMMON SHARE              $    (1.02)    $     0.38        $    (0.64)

Common shares used in computing
   net loss per common share                4,384          4,384             4,384


SEE NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

          NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


(a) In accordance with the Letter of Intent, the Company is to receive $1.2 million in cash.

(b) Represents elimination of assets purchased and liabilities assumed by National Medical Review Offices, Inc., a privately owned company, pursuant to the June 20, 1997 Letter of Intent.

(c)  Represents the gain on disposition of the DataMed Division.


(d) Represents the adjustment to remove the results of operations of DataMed Division.

                              SIGNATURES
                              ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   GLOBAL MED TECHNOLOGIES, INC.



Date:  October 6, 1997             By /s/ MICHAEL I. RUXIN
                                      -------------------------------
                                        Michael I. Ruxin
                                        Chief Executive Officer